UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

928 Carmans Road

Massapequa, New York 11758

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.06 par value	CDR	New York Stock Exchange
7-1/4% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpB	New York Stock Exchange
6-1/2% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 7, 2022, Cedar Realty Trust, Inc. (the “Company”) and certain of its subsidiaries completed the previously-announced sale of 33 grocery-anchored shopping centers and two redevelopment properties to DRA Fund X-B LLC, a Delaware limited liability company (“DRA”) and KPR Centers LLC, a Delaware limited liability company (together with DRA and their respective designees, the “Grocery-Anchored Purchasers”) for total gross proceeds of approximately $879 million, including assumed debt (the “Grocery-Anchored Portfolio Sale”). There were no material relationships among the Company, the Grocery-Anchored Purchasers, or any of their respective affiliates.

The table below sets forth the assets sold in the Grocery-Anchored Portfolio Sale:

Property Name	Location
Academy Plaza	Philadelphia, PA
Bethel Shopping Center	Bethel, CT
Carmans Plaza	Massapequa, NY
Christina Crossing	Wilmington, DE
Colonial Commons	Harrisburg, PA
Crossroads II	Bartonsville, PA
East River Park	Washington, DC
Elmhurst Square	Portsmouth, VA
Fishtown Crossing	Philadelphia, PA
Franklin Village Plaza	Franklin, MA
General Booth Plaza	Virginia Beach, VA
Girard Plaza	Philadelphia, PA
Groton Shopping Center	Groton, CT
Halifax Plaza	Halifax, PA
Jordan Lane	Wethersfield, CT
Kempsville Crossing	Virginia Beach, VA
Lawndale Plaza	Philadelphia, PA
Meadows Marketplace	Hummelstown, PA
New London Mall	New London, CT
Newport Plaza	Newport, PA
Northside Commons	Campbelltown, PA
Norwood Shopping Center	Norwood, MA
Oak Ridge Shopping Center	Suffolk, VA
Oakland Mills	Columbia, MD
Palmyra Shopping Center	Palmyra, PA
Quartermaster Plaza	Philadelphia, PA
Senator Square	Washington, DC
Shoppes at Arts District	Hyattsville, MD
Swede Square	E. Norriton Township, PA
The Point	Harrisburg, PA
The Shops at Bloomfield Station	Bloomfield, NJ
The Shops at Suffolk Downs	Revere, MA
Trexlertown Plaza	Trexlertown, PA
Valley Plaza	Hagerstown, MD
Yorktowne Plaza	Cockeysville, MD

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information of the Company as adjusted to give effect to the Grocery-Anchored Portfolio Sale is presented in the unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2022	CEDAR REALTY TRUST, INC.

	By:	/s/ Bruce J. Schanzer
	Name:	Bruce J. Schanzer
	Title:	President and Chief Executive Officer